Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of May 7, 2021 (the “First Amendment Effective Date”) among CALIFORNIA RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), each other Credit Party party hereto, the Lenders party hereto and CITIBANK, N.A., as Administrative Agent.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain Credit Agreement, dated as of October 27, 2020, as amended by that certain Limited Waiver to Credit Agreement, dated as of January 13, 2021 and as amended by that certain Consent, dated as of February 19, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement); and
WHEREAS, the parties to this Amendment desire to enter into this Amendment to, among other things, (i) evidence the increase of the Borrowing Base to from $1,167,000,000.00 to $1,200,000,000.00, (ii) reduce the Aggregate Elected Commitment Amount from $540,000,000.00 to $492,274,081.43 and (iii) amend the Existing Credit Agreement, each as provided herein.
NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. Amendments to Credit Agreement.
Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 3 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree as follows:
1.1    Section 1.2 of the Credit Agreement is hereby amended as follows:
(a)    By inserting the following defined terms in the appropriate alphabetical order:
“Consent” shall mean the Consent Letter, dated as of February 19, 2021, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Agents.
“First Amendment” shall mean the First Amendment to Credit Agreement, dated as of May 7, 2021, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Agents.
“First Amendment Effective Date” shall mean May 7, 2021.

“Hedging Compliance Certificate” shall have the meaning provided in Section 9.1(g).
“Limited Waiver” shall mean the Limited Waiver to Credit Agreement, dated as of January 13, 2021, by and among the Borrower, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.
(b)By amending the first paragraph of “Applicable Margin” to read in its entirety as follows:
“Applicable Margin” shall mean, for any day, with respect to any ABR Loan or LIBOR Loan, as the case may be, or the Commitment Fee Rate, the rate per annum set forth in the grid below based upon the Utilization Percentage in effect on such day:
(c)By amending the last sentence in the definition of “Acceptable Commodity Hedge Agreements” to read in its entirety as follows:
As used herein, “Specified Volumes” means, with respect to any applicable period described in Section 9.18, (i) if the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended Test Period prior to the date of delivery of the applicable Hedging Compliance Certificate is greater than 2.00 to 1.00, 50% of the reasonably anticipated Hydrocarbon production in respect of crude oil from the Credit Parties’ total Proved Developed Producing Reserves (as forecast based upon the applicable Reserve Report described in Section 9.18), calculated based on daily volumes on an annual basis or (ii) if the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended Test Period prior to the date of delivery of the applicable Hedging Compliance Certificate is less than or equal to 2.00 to 1.00, 33% of the reasonably anticipated Hydrocarbon production in respect of crude oil from the Credit Parties’ total Proved Developed Producing Reserves (as forecast based upon the applicable Reserve Report described in Section 9.18), calculated based on daily volumes on an annual basis.
(d)By amending the second sentence in the definition of “Borrowing Base” to read in its entirety as follows:
As of the First Amendment Effective Date, the Borrowing Base shall be $1,200,000,000.
(e)By amending clause (e) of the definition of “Excess Cash” to read “[reserved] and”.
(f)By amending clause (g) of the definition of “Excluded Accounts” to read “[reserved]”.
(g)By amending clause (f) of the definition of “Excluded Equity Interests” to read “[reserved]”.
(h)By amending clause (d) of the definition of “Excluded Subsidiary” to read “[reserved]”.

(i)By amending the definition of “Material Subsidiary” to delete the following language: “(other than the EHP Entities prior to the EHP Discharge Date)”.
(j)By amending clause (G) of the definition of “Permitted Refinancing Indebtedness” to read, “(G) if the Refinanced Indebtedness is secured as permitted by Section 10.2(f), such Permitted Refinancing Indebtedness shall be unsecured, or if secured, subject to a Junior Lien Intercreditor Agreement and shall not be secured by any assets that do not secure such Refinanced Indebtedness”.
(k)By amending and restating the following definitions in their entirety as follows:
“Budget” shall have the meaning provided in Section 9.1(q).
“Credit Documents” shall mean this Agreement, the Limited Waiver, the Consent, the First Amendment, the Guarantee, the Security Documents, each Letter of Credit and any Notes issued by the Borrower to a Lender under this Agreement.
“Distributable Free Cash Flow” shall mean, as of any time of determination, an amount equal to (a) Free Cash Flow as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to clause (a) or (b) of Section 9.1 minus (b) the positive difference, if any, between (i) aggregate amount of the Free Cash Flow Utilizations that occur during such Test Period and through such time of determination minus (ii) aggregate amount of Free Cash Flow Utilizations that occurred during such Test Period and which are attributable to Free Cash Flow generated during the four fiscal quarter period ending immediately prior to such Test Period (to the extent that such Free Cash Flow was generated on or after January 1, 2021). For the avoidance of doubt, any amount deducted in calculating Distributable Free Cash Flow as of any time of determination shall be without duplication of amounts deducted in calculating Free Cash Flow for purposes of such calculation of Distributable Free Cash Flow.
“Free Cash Flow” shall mean, for any Test Period, Consolidated EBITDAX of the Borrower and its Restricted Subsidiaries minus the increase (or plus the decrease) in non-cash Working Capital (without duplication of any working capital changes already considered elsewhere and excluding the Available Commitment from the calculation of Consolidated Current Assets) from the previous Test Period minus the sum, in each case without duplication, of the following amounts in respect of the Borrower and its Restricted Subsidiaries for such period: (a) voluntary and scheduled cash prepayments and repayments of Indebtedness (other than the Loans) which cannot be reborrowed pursuant to the terms of such Indebtedness (other than any repayments of Other Debt and other transactions contemplated by Section 10.7(a)(iii)), (b) cash paid for capital expenditures, (c)(i) cash payments for amounts described in clauses (i) and (ii) of the definition of Consolidated Interest Expense minus (ii) amounts described in clause (iii) of the definition of Consolidated Interest Expense, (d) income and franchise taxes paid in cash, (e) exploration expenses paid in cash, (f)(i) Investments made in cash during such period (other than those made in reliance on Section 10.5(i)) and (ii) Restricted Payments made in cash during such period (other than those made in reliance on Section 10.6(i)), (g)

[reserved] and (h) to the extent not included in the foregoing and added back in the calculation of Consolidated EBITDAX, any other cash charge that reduces the earnings of the Borrower and its Restricted Subsidiaries, except (i) in the case of each of the forgoing clauses in this definition, to the extent financed with proceeds of any Qualified Equity Interests (excluding any Cure Amount) and (ii) in the case of the foregoing clauses (a), (b), (e), and (f)(i) (except to the extent made in reliance on Section 10.5(k)), to the extent financed with long term Indebtedness permitted in the Credit Documents (other than the Loans), plus aggregate Net Cash Proceeds from Dispositions not required to be applied to repay the Loans under Section 5.2 so long as no Loans are outstanding at the time of determination of “Free Cash Flow”.
“Material Indebtedness” shall mean any Indebtedness (other than Loans and Letters of Credit) of any one or more of the Borrower or any Restricted Subsidiary in an aggregate principal amount exceeding $50,000,000.
“Restricted Payment Conditions” shall mean as of any date of determination, on a pro forma basis for the transaction with respect to which the Restricted Payment Conditions are being evaluated, (a) no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing, (b) the Available Commitment is not less than 20.0% of the Total Commitment, (c) the Consolidated Total Net Leverage Ratio is less than or equal to 2.50 to 1.00 and (d) Distributable Free Cash Flow is greater than or equal to zero on such date of determination.
(l)    By deleting the definitions of “EHP Easement”, “EHP Ground Lease”, “EHP LTS Ground Lease”, “EHP Support Agreement”, “Junior Capital Transaction”, “Permitted EHP Payments”, “Specified Quarter” and “Successful Syndication”.
    1.2    Section 2.14(j) of the Credit Agreement shall be deleted in its entirety.
    1.3    Section 2.16(c)(ii)(H) of the Credit Agreement shall be deleted in its entirety.
    1.4    Section 5.2(f) of the Credit Agreement shall be deleted in its entirety.
    1.5    Section 9.1(c)(iii) of the Credit Agreement shall be amended and restated to read in its entirety as follows:
(iii) a calculation of Distributable Free Cash Flow for the applicable Test Period, including the components thereof in reasonable detail acceptable to the Administrative Agent;
    1.6    Section 9.1(g) of the Credit Agreement shall be amended and restated to read in its entirety as follows:
(g)    Certificate of Authorized Officer – Hedge Agreements. On the date of delivery of (x) the financial statements provided for in Section 9.1(a) and Section 9.1(b) and (y) each Reserve Report delivered in connection with an Interim Redetermination, a certificate of an Authorized Officer of the Borrower (a “Hedging Compliance Certificate”), setting forth (i) the calculations required to establish whether the Borrower and its

Restricted Subsidiaries were in compliance with Section 9.18 as of such date and (ii) a true and complete list of all commodity Hedge Agreements of the Borrower and each Credit Party, the material terms thereof (in respect of the type, term, effective date, termination date and notional amounts or volumes), any credit support agreements relating thereto not listed on Schedule 8.21 or on any previously delivered Hedging Compliance Certificate and any margin required or supplied under any credit support document; provided that, in the event that the Borrower and its Restricted Subsidiaries are not in compliance with Section 9.18 on the date on which delivery of any Hedging Compliance Certificate would otherwise be required pursuant to this Section 9.1(g), (A) such non-compliance shall not constitute a Default and (B) the Borrower shall furnish to the Administrative Agent such Hedging Compliance Certificate demonstrating compliance with Section 9.18 within ten (10) days following such date.
    1.7    Section 9.11(a) of the Credit Agreement is hereby amended to (a) delete the following language: “(other than with respect to clause (D) below)”, (b) insert the following language immediately prior to clause (C) therein: “ and” and (c) delete clause (D) in its entirety.
    1.8    Section 9.11(c) of the Credit Agreement is hereby amended to delete the following language: “and the EHP Entities prior to the EHP Discharge Date”.
    1.9    Section 9.11(f) of the Credit Agreement shall be amended to read “[reserved]”.
1.10 Section 9.18(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(b)    The Borrower and/or other Guarantors shall have in effect, as of the date on which each Hedging Compliance Certificate is required to be delivered, and thereafter maintain Acceptable Commodity Hedge Agreements, the notional volumes for which are no less than, for the two years that follow such date of delivery, (i) if the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended Test Period prior to such date of delivery is greater than 2.00 to 1.00, 50% of the reasonably anticipated Hydrocarbon production for each fiscal quarter in respect of crude oil from the Credit Parties’ total Proved Developed Producing Reserves (as forecast based upon the Reserve Report delivered concurrently with such Hedging Compliance Certificate), calculated based on daily volumes on an annual basis or (ii) if the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended Test Period prior to such date of delivery is less than or equal to 2.00 to 1.00, 33% of the reasonably anticipated Hydrocarbon production for each fiscal quarter in respect of crude oil from the Credit Parties’ total Proved Developed Producing Reserves (as forecast based upon the Reserve Report delivered concurrently with such Hedging Compliance Certificate), calculated based on daily volumes on an annual basis; provided that the foregoing shall be subject to the proviso at the end of Section 9.1(g).
1.11 Sections 10.1(c), 10.2(s), 10.5(cc) and 10.14(n) of the Credit Agreement shall each be amended to read “[reserved]”.

1.12 Section 10.3(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(c)    any Restricted Subsidiary that is not a Grantor may (i) merge, amalgamate or consolidate with or into any other Restricted Subsidiary that is not a Grantor and (ii) Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower, a Guarantor or any other Restricted Subsidiary of the Borrower (other than to the Production Sharing Entities);
1.13 Section 10.10 of the Credit Agreement is hereby amended to delete the following language: “(other than EHP Midco and its Subsidiaries, prior to the EHP Discharge Date)”.
1.14 The first sentence of Section 10.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(a)    Hedge Agreements with Approved Counterparties in respect of Hydrocarbons entered into not for speculative purposes, the net notional volumes for which (when aggregated with other commodity Hedge Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements) do not exceed, as of the date the latest hedging transaction is entered into under a Hedge Agreement, 85% of the reasonably anticipated Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves (as forecast based upon the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.14(a), as applicable) for the forty-eight (48) month period from the date of creation of such hedging arrangement, based on daily volumes on an annual basis; provided, however, notwithstanding the foregoing volume limitation, the Borrower and/or the Restricted Subsidiaries may enter into Hedge Agreements in respect of purchased puts and floors not intended to be physically settled so long as the net notional volumes of all Hedge Agreements in respect of Hydrocarbons subject to this Section 10.10(a) do not exceed (when aggregated with other commodity Hedge Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements), as of the date the latest hedging transaction is entered into under a Hedge Agreement, 100% of the reasonably anticipated Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves (as forecast based upon the Initial Reserve Report or the most recent Reserve Report delivered pursuant to Section 9.14(a), as applicable) for the forty-eight (48) month period from the date of creation of such hedging arrangement, based on daily volumes on an annual basis (the “Ongoing Hedges”). In no event shall any Hedge Agreement entered into by the Credit Parties have a tenor longer than forty-eight (48) months. In addition to the Ongoing Hedges, in connection with a proposed or pending acquisition of Oil and Gas Properties (a “Proposed Acquisition”), the Credit Parties may also enter into incremental hedging contracts with respect to the Credit Parties’ reasonably anticipated projected production from the total Proved Reserves of the Borrower and its Restricted Subsidiaries as forecast based upon the most recent Reserve Report having notional volumes not in excess of 15% of the Credit Parties’ existing projected production prior to the consummation of such Proposed Acquisition (such that the aggregate shall not be more than 100% of the reasonably anticipated projected production prior to the consummation of such Proposed Acquisition) for a period not exceeding thirty-six (36) months from the date such hedging arrangement is created during the period between (i) the date on which such Guarantor signs a definitive acquisition agreement in connection with a Proposed Acquisition and (ii) the earliest of (A) the date of consummation of such Proposed Acquisition, (B) the date of termination of such Proposed Acquisition and (C) thirty (30) days after the date of execution of such definitive acquisition agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion). However, all such incremental hedging contracts entered into with respect to a Proposed Acquisition must be terminated or unwound within thirty (30) days following the date of termination of such Proposed Acquisition. It is understood that commodity Hedge Agreements which may, from time to time, “hedge” the same volumes of commodity risk but different elements of commodity risk thereof, including where one or more such Hedge Agreements partially offset one or more other such Hedge Agreements, shall not be aggregated together when calculating the foregoing limitations on notional volumes.
1.15 Section 10.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Consolidated Total Net Leverage Ratio. The Borrower will not permit the Consolidated Total Net Leverage Ratio as of the last day of the Test Period ending on March 31, 2021 and as of the last day of any Test Period ending thereafter to be greater than 3.00 to 1.00.
1.16 Section 10.11(c) of the Credit Agreement is hereby deleted in its entirety.
1.17 Section 10.18 of the Credit Agreement is hereby amended to read “[reserved]”.
1.18 Section 13.1 of the Credit Agreement is hereby amended to delete the following language: “or (xii) amend the provisions of Section 2.14(j) without the prior written consent of each Lender”.
SECTION 2. Borrowing Base Redetermination and Reduction of the Aggregate Elected Commitment Amount. Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 3 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, (a) the Administrative Agent and each Lender hereby increase the Borrowing Base, effective as of the First Amendment Effective Date, to $1,200,000,000, (b) the Administrative Agent, each Lender, the Borrower and the other Credit Parties hereby agree and acknowledge that such reaffirmed Borrowing Base shall remain in effect until the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement and (c) in accordance to Section 2.14(j) of the Credit Agreement, the Administrative Agent, each Lender and the Borrower acknowledge the reduction of the Aggregate Elected Commitment Amount to $492,274,081.43 (with the Elected Commitment of each Lender being reduced in a proportional amount). The Borrower hereby accepts such Borrowing Base and Aggregate Elected Commitment Amount, as so adjusted, to be effective upon the First Amendment Effective Date. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Spring 2021 Scheduled

Redetermination scheduled for on or about April 1, 2021 and that Schedule 1.1(a) of the Credit Agreement shall be amended and restated in its entirety to read as set forth on Annex I attached hereto.
SECTION 3. Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:
    3.1    Executed Amendment. Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and each of the Lenders.
    3.2    Absence of Defaults. No Default or Event of Default shall have occurred that is continuing immediately prior to and after giving effect to this Amendment.
    3.3    Representations and Warranties. Each representation and warranty contained in Section 4 hereof shall be true and correct in all material respects or to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall be true and correct in all respects.
    3.4    Fees. The Borrower shall have paid or caused to be paid, to the extent payable under Section 13.5 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).
SECTION 4. Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:
    4.1    Accuracy of Representations and Warranties. (a) both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (b) after giving effect to this Amendment all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (expect where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after given effect to any qualification therein) in all respects on such respective dates).
    4.2    No Conflicts. None of the execution, delivery or performance by any Credit Party of this Amendment will (a) contravene any Requirement of Law, except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to the terms of any Contractual Requirement, except to the extent such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the Organization Documents of such Credit Party or any of the Restricted Subsidiaries.
    4.3    Due Authorization. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, and has duly executed and delivered this Amendment.
    4.4    Validity and Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION 5. Miscellaneous.
    5.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
    5.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee, the Security Documents and the other Credit Documents to which it is a party and (iv) agrees that its guarantee under the Guarantee, the Security Documents and the other Credit Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.
    5.3    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
    5.4    Counterparts; Facsimile. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,”

“signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
5.5 COMPLETE AGREEMENT. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE AGREEMENT OF THE BORROWER, THE GUARANTORS, THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE BORROWER, THE GUARANTORS, THE GRANTORS, ANY AGENT NOR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS.
    5.6    Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
    5.7    Titles of Sections. All titles or headings to the sections or other divisions of this
Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.
    5.8    Severability. In case any one or more of the provisions contained in this
Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.
    5.9    Payment of Expenses. Borrower agrees to pay or reimburse Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
5.10 Credit Documents. The Borrower acknowledges and agrees that this Amendment is a Credit Document.

5.11 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Francisco Leon
	Name:	Francisco Leon
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

SUBSIDIARY GRANTORS:
CALIFORNIA RESOURCES COLES LEVEE, LLC
CALIFORNIA RESOURCES ELK HILLS, LLC
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC
CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC
CALIFORNIA RESOURCES TIDELANDS, INC.
CALIFORNIA RESOURCES WILMINGTON, LLC
CRC CONSTRUCTION SERVICES, LLC
CRC MARKETING, INC.
CRC SERVICES, LLC
SOCAL HOLDING, LLC
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY
TIDELANDS OIL PRODUCTION COMPANY LLC
CALIFORNIA HEAVY OIL, INC.
ELK HILLS POWER, LLC
EHP TOPCO HOLDING COMPANY, LLC
EHP MIDCO HOLDING COMPANY, LLC

	By:	/s/ Francisco Leon
	Name:	Francisco Leon
	Title:	Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Francisco Leon
Name:	Francisco Leon
Title:	Executive Vice President and Chief Financial Officer of California Resources Coles Levee, LLC, its General Partner
SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

CITIBANK, N.A., as Administrative Agent and as Collateral Agent

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President
SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director
SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director
SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory
SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Executive Director
SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

JEFFERIES FINANCE LLC, as a Lender

By:	/s/ J.R. Young
Name:	J.R. Young
Title:	Managing Director

SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MORGAN STANLEY SENIOR FUNDING INC., as a Lender

By:	/s/ Marisa Moss
Name:	Marisa Moss
Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MACQUARIE INVESTMENTS US INC., as a Lender

By:	/s/ Ozzie Pagan
Name:	Ozzie Pagan
Title:	Executive Managing Director

By:	/s/ Travis McCullough
Name:	Travis McCullough
Title:	Division Director

SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

BP ENERGY COMPANY, as a Lender

By:	/s/ Will Shappley
Name:	Will Shappley
Title:	Vice President

SIGNATURE PAGE
FIRST AMENDMENT – CALIFORNIA RESOURCES CORPORATION

ANNEX I
Schedule 1.1(a)
Commitments

Lender	Commitment Percentage (%)	Maximum Credit Amounts ($)	Elected Commitment ($)
Citibank, N.A.	17.26680384%	$215,835,048.01	$85,000,000.00
KeyBank, National Association	17.26680384%	$215,835,048.01	$85,000,000.00
MUFG Union Bank, N.A.	17.26680384%	$215,835,048.01	$85,000,000.00
Mizuho Bank, Ltd.	17.26680384%	$215,835,048.01	$85,000,000.00
Royal Bank of Canada	17.26680384%	$215,835,048.01	$85,000,000.00
JPMorgan Chase Bank, N.A.	7.27023320%	$90,877,914.95	$35,789,473.68
Jefferies Finance LLC	1.85185185%	$23,148,148.15	$9,116,186.69
Morgan Stanley Senior Funding, Inc.	1.81755830%	$22,719,478.74	$8,947,368.42
Macquarie Investments US Inc.	1.81755830%	$22,719,478.74	$8,947,368.42
BP Energy Company	0.90877915%	$11,359,739.37	$4,473,684.21
TOTAL	100.00%	$1,250,000,000.00	$492,274,081.43